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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------

                        Date of Report (Date of earliest
                          event reported) July 18, 2002


                           Vestcom International, Inc.
             (Exact name of registrant as specified in its charter)


New Jersey                        333-23519                      22-3477425
 (State of                  (Commission File Number)            (IRS Employer
incorporation)                                               Identification No.)


5 Henderson Drive, West Caldwell, New Jersey                       07006
(Address of principal executive offices)                         (Zip Code)


                                 (973) 882-7000
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

         On July 18, 2002, the Board of Directors of Vestcom International, Inc. (the "Company"), upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the Company's fiscal years ended December 31, 2001 and 2000 and through July 18, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter in connection with AA's report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         As required under Securities and Exchange Commission regulations, the Company provided Arthur Andersen with a copy of this Item and requested that Arthur Andersen furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree. We were informed that because of its current situation, Arthur Andersen would not be able to provide such a letter.

         During the fiscal years ended December 31, 2001 and 2000 and through July 18, 2002, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           VESTCOM INTERNATIONAL, INC.



                                           By:  /s/ Brendan Keating
                                              -------------------------------
                                                Name:  Brendan Keating
                                                Title: President and CEO


Date:  July 22, 2002


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